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                                                                    Exhibit 23.3
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 2002 (except for Note 23, as for which the date is March 12, 2002) included in e-Presence, Inc's Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


Boston, Massachusetts                            /s/ Arthur Andersen LLP
May 10, 2002